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                                                                     EXHIBIT 4.2



                           ONLINETRADINGINC.COM CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
                 100,000,000 AUTHORIZED SHARES, $.01 PAR VALUE


NUMBER                                                           SHARES



                                                 CUSIP

                                                              SEE REVERSE
                                                        FOR CERTAIN DEFINITIONS

     THIS CERTIFIES THAT


     IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF $.01 PAR VALUE COMMON STOCK OF

                           ONLINETRADINGINC.COM CORP.

transferable only on the books of the Company in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Company.

Dated:



                           onlinetradinginc.com corp.
                                    CORPORATE
                                      SEAL




Derek Hernquist Secretary                         E. Steven zum Tobel, President


COUNTERSIGNED AND REGISTERED:
American Securities Transfer & Trust, Inc.
            P.O. Box 1596
       Denver, Colorado 60201



By ___________________________________
   Transfer Agent and Registrant
   Authorized Signature

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                           ONLINETRADINGINC.COM CORP.

         The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM  -as tenants in common                      UNIF GIFT MIN ACT--________ Custodian________
         TEN ENT  -as tenants by the entireties                                 (Cust)           (Minor)
         JT TEN   -as joint tenants with right of                        under Uniform Gifts to Minors
                   survivorship and not as tenants                       Act ______________________
                   in common                                                        (State)



    Additional abbreviations may also be used though not in the above list.


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For Value Received, ______________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
attorney-in-fact to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated __________________


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                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                     THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


___________________________________

The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C Rule 17Ad-15.